EXHIBIT (21.1)

Registrant

ECOLAB INC.

Name of Affiliate	State or Other Jurisdiction of Incorporation	% of Ownership
International
Ecolab (Antigua) Ltd.	Antigua	100
Ecolab S.A.	Argentina	100
Nalco Argentina S.R.L.	Argentina	100
Ecolab (Aruba) NV	Aruba	100
Ecolab Pty Ltd.	Australia	100
Ecolab (Fiji) Pty Limited	Australia	100
Nalco Australia Pty Ltd	Australia	100
Ecolab AT 2 GmbH	Austria	100
Ecolab GmbH	Austria	100
Ecolab Limited	Bahamas	100
Ecolab (Barbados) Limited	Barbados	100
Ecolab B.V.B.A./S.P.R.L.	Belgium	100
Ecolab Production Belgium BVBA	Belgium	100
Kay N.V.	Belgium	100
Nalco Belgium BVBA	Belgium	100
Ecolab Bm 1 Limited	Bermuda	100
Ecolab Bm 2 Limited	Bermuda	100
Ecolab Quimica Ltda.	Brazil	100
Insetcenter Controle De Vetores E Pragas Ltds	Brazil	100
Nalco Brasil Ltda	Brazil	100
Ecolab EOOD	Bulgaria	100
Ecolab Co.	Canada	100
Nalco Canada Co.	Canada	100

Name of Affiliate	State or Other Jurisdiction of Incorporation	% of Ownership
Ecolab Cayman 1 Limited	Cayman Islands	100
Ecolab Cayman 2 Limited	Cayman Islands	100
Ecolab S.A.	Chile	100
Nalco Industrial Services Chile Limitada	Chile	100
Guangzhou Green Harbour Termite	China, People’s Republic of	100
Ecolab Chemicals Ltd.	China, People’s Republic of	100
Ecolab China Ltd.	China, People’s Republic of	100
Ecolab (China) Investment Co., Ltd.	China, People’s Republic of	100
Ecolab (Taicang) Technology Co., Ltd.	China, People’s Republic of	100
Ecolab (Gz) Chemicals Limited	China, People’s Republic of	100
Guangzhou Green Harbour Environmental Operations	China, People’s Republic of	100
Nalco (Shanghai) Trading Co. Ltd.	China, People’s Republic of	100
Nalco Industrial Services (Nanjing) Co., Ltd.	China, People’s Republic of	100
Nalco Industrial Services (Suzhou) Co., Ltd.	China, People’s Republic of	100
Ecolab Colombia S.A.	Colombia	100
Nalco De Colombia Ltda	Colombia	100
Ecolab, Sociedad Anonima	Costa Rica	100
Ecolab D.O.O.	Croatia	100
Ecolab Holding (Cyprus) Limited	Cyprus	100
Ecolab Hygiene S.R.O.	Czech Republic	100
Ecolab Aps	Denmark	100
Microtek Dominicana S.A.	Dominican Republic	100
Ecolab Ecuador Cia. Ltda.	Ecuador	100
Nalco Egypt Trading	Egypt	99
Nalco Egypt, Ltd.	Egypt	100
Ecolab, S.A. De C.V.	El Salvador	100

Name of Affiliate	State or Other Jurisdiction of Incorporation	% of Ownership
Oy Ecolab AB	Finland	100
Nalco Finland Oy	Finland	100
Alpha Holding SAS	France	100
Amboile Services SAS	France	100
Ecolab SAS	France	100
Ecolab Production France SAS	France	100
Ecolab SNC	France	100
Europlak SAS	France	100
Shield Medicare Sarl	France	100
Nalco France	France	100
Ecolab Deutschland GmbH	Germany	100
Ecolab Engineering GmbH	Germany	100
Ecolab Export GmbH	Germany	100
J. F. Knauer Industrie-Elektronik GmbH	Germany	100
Nalco Deutschland GmbH	Germany	100
Ecolab A.E.B.E.	Greece	100
Nalco Hellas S.A.	Greece	100
Ecolab (Guam) LLC	Guam	100
Ecolab, Sociedad Anonima	Guatemala	100
Quimicas Ecolab, S.A.	Honduras	100
Ecolab Limited	Hong Kong	100
Ecolab Name Holding Limited	Hong Kong	100
Green Harbour Mainland Holdings Ltd	Hong Kong	100
Nalco Hong Kong Limited	Hong Kong	100
Ecolab Holding Hungary LLC	Hungary	100
Ecolab Hygiene Kft.	Hungary	100
Nalco Hungary Kft.	Hungary	100

Name of Affiliate	State or Other Jurisdiction of Incorporation	% of Ownership
Ecolab Food Safety And Hygiene Solutions Private Limited	India	100
Nalco Water India Limited	India	98.38
P.T. Ecolab Indonesia	Indonesia	100
P.T. Nalco Indonesia	Indonesia	100
Nalco Iraq Holding Limited, Representative Office	Iraq	100
Ecolab Finance Company Limited	Ireland	100
Ecolab (Holdings) Limited	Ireland	100
Ecolab Limited	Ireland	100
Ecolab JVZ Limited	Israel	100
Ecolab Holding Italy Srl	Italy	100
Ecolab Production Italy Srl	Italy	100
Ecolab Srl	Italy	100
Esoform SPA	Italy	100
Esoform Srl	Italy	100
Findesadue Srl	Italy	100
Nalco Italiana Srl	Italy	100
Ecolab Limited	Jamaica	100
Ecolab K.K.	Japan	100
Katayama Nalco Inc.	Japan	50.1
Nalco Gulf Limited	Jersey	100
Ecolab East Africa (Kenya) Limited	Kenya	100
Ecolab Korea Ltd.	Korea	100
Nalco Korea Limited	Korea	100
Ecolab SIA	Latvia	100
Ecolab LUX 1 S.À R.L.	Luxembourg	100
Ecolab LUX 2 S.À R.L.	Luxembourg	100
Ecolab LUX 3 S.À R.L.	Luxembourg	100
Ecolab LUX 4 S.À R.L.	Luxembourg	100

Name of Affiliate	State or Other Jurisdiction of Incorporation	% of Ownership
Ecolab LUX 5 S.À R.L.	Luxembourg	100
Ecolab LUX 6 S.À R.L.	Luxembourg	100
Ecolab-Importacao E Exportacao Limitada	Macau	100
Ecolab Sdn Bhd	Malaysia	100
Nalco Industrial Services Malaysia Sdn. Bhd	Malaysia	100
Microtek Medical Malta Limited	Malta	100
Microtek Medical Malta Holding Limited	Malta	100
Ecolab, S. De R.L. De C.V.	Mexico	100
Ecolab Holdings Mexico, S. De R.L. De C.V.	Mexico	100
Nalco De Mexico, S. De R. L. De C.V.	Mexico	100
Ecolab Maroc S. A.	Morocco	100
Ecolabone B.V.	Netherlands	100
Ecolabtwo B.V.	Netherlands	100
Ecolab B.V.	Netherlands	100
Ecolab NL 3 BV	Netherlands	100
Ecolab NL 4 BV	Netherlands	100
Ecolab NL 5 BV	Netherlands	100
Ecolab NL 6 BV	Netherlands	100
Ecolab NL 7 CV	Netherlands	100
Ecolab Production Netherlands BV	Netherlands	100
Microtek Medical Holding BV	Netherlands	100
Microtek Medical BV	Netherlands	100
Nalco Europe B.V.	Netherlands	100
Nalco Netherlands BV	Netherlands	100
Ecolab Limited	New Zealand	100
Nalco New Zealand Limited	New Zealand	100
Ecolab Nicaragua, S.A.	Nicaragua	100

Name of Affiliate	State or Other Jurisdiction of Incorporation	% of Ownership
Ecolab A/S	Norway	100
Nalco Norge AS	Norway	100
Nalco Tiorco Middle East LLC	Oman	100
Ecolab S.A.	Panama	100
Ecolab Perú Holdings S.R.L.	Peru	100
Ecolab Philippines Inc.	Philippines	100
Ecolab Production Poland Sp. Z O.O.	Poland	100
Ecolab Services Poland Sp. Z O.O.	Poland	100
Ecolab Sp. Z O.O.	Poland	100
Ecolab S.R.L.	Romania	100
Zao Ecolab	Russia	100
Nalco Company OOO	Russian Federation	100
Nalco Saudi Co. Ltd.	Saudi Arabia	60
Ecolab Hygiene D.O.O.	Serbia	100
Ecolab Pte. Ltd.	Singapore	100
Nalco Pacific Pte. Ltd.	Singapore	100
Ecolab S.R.O.	Slovakia	100
Ecolab D.O.O.	Slovenia	100
Ecolab (Proprietary) Ltd.	South Africa	100
Nalco Africa (Pty.) Ltd.	South Africa	50.1
Ecolab Hispano-Portuguesa, S.A.	Spain	100
Hicopla SL	Spain	100
Derypol SA	Spain	66.75
Nalco Española, S.L.	Spain	100
Ecolab (St. Lucia) Limited	St. Lucia	100
Ecolab AB	Sweden	100
Ecolab CH 1 GmbH	Switzerland	100

Name of Affiliate	State or Other Jurisdiction of Incorporation	% of Ownership
Ecolab CH 2 GmbH	Switzerland	100
Ecolab CH 3 GmbH	Switzerland	100
Ecolab Europe GmbH	Switzerland	100
Ecolab (Schweiz) GmbH	Switzerland	100
Ecolab Ltd.	Taiwan	100
Nalco Taiwan Co., Ltd.	Taiwan	100
Ecolab East Africa (Tanzania) Limited	Tanzania	100
Ecolab Ltd.	Thailand	100
Nalco Industrial Services (Thailand) Co. Ltd.	Thailand	100
Ecolab (Trinidad & Tobago) Limited	Trinidad & Tobago	100
Ecolab Temizleme Sistemleri Limited Sirketi	Turkey	100
Nalco Anadolu Kimya Sanayii Ve Ticaret A. S.	Turkey	100
Ecolab Emirates General Trading LLC	UAE	49
Ecolab Gulf FZE	UAE	100
Ecolab East Africa (Uganda) Limited	Uganda	100
Ecolab LLC	Ukraine	100
Ecolab Limited	United Kingdom	100
Ecolab (U.K.) Holdings Limited	United Kingdom	100
Microtek Medical Europe, Ltd.	United Kingdom	100
Shield Holdings Limited	United Kingdom	100
Shield Medicare Limited	United Kingdom	100
Shield Salvage Associates Limited	United Kingdom	100
Nalco Limited	United Kingdom	100
Ecolab S. A.	Uruguay	100
Ecolab S.A.	Venezuela	74
Nalco Venezuela S. C. A.	Venezuela	100
Nalco Vietnam Company Limited	Vietnam	100

Name of Affiliate	State or Other Jurisdiction of Incorporation	% of Ownership
United States
Ecolabeight Inc.	Delaware	100
Ecolab AP Holdings LLC	Delaware	100
Ecolab Holdings (Europe) Inc.	Delaware	100
Ecolab Holdings Inc.	Delaware	100
Ecolab Investment LLC	Delaware	100
Ecolab Israel Holdings LLC	Delaware	100
Ecolab Manufacturing Inc.	Delaware	100
Ecolab USA Inc.	Delaware	100
Ecovation, Inc.	Delaware	100
GCS Service, Inc.	Delaware	100
Krofta Technologies, LLC	Delaware	100
Microtek Medical Inc.	Delaware	100
Total Enterprise Control LLC	Delaware	100
Wabasha Leasing LLC	Delaware	100
Nalco Cal Water, LLC	Delaware	100
Nalco Company	Delaware	100
Nalco Crossbow Water LLC	Delaware	100
Nalco Energy Services Equatorial Guinea LLC	Delaware	100
Nalco Fab-Tech LLC	Delaware	100
Nalco Finance Holdings LLC	Delaware	100
Nalco Holding Company	Delaware	100
Nalco Industrial Outsourcing Company	Delaware	100
Nalco Mobotec, Inc.	Delaware	100
Nalco Receivables LLC	Delaware	100
Nalco Tiorco Middle East Holdings, LLC	Delaware	100
Total Enterprise Control LLC	Delaware	100

Name of Affiliate	State or Other Jurisdiction of Incorporation	% of Ownership
Quantum Technical Services, LLC	Delaware	100
Wabasha Leasing LLC	Delaware	100
Microtek Medical Holdings Inc.	Georgia	100
Ecovation Wastewater Treatment Company Inc.	New York	100
Kay Chemical Company	North Carolina	100
Kay Chemical International, Inc.	North Carolina	100
Ecolab Food Safety Specialties Inc.	Texas	100

Certain additional subsidiaries, which are not significant in the aggregate, are not shown.